Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of McorpCX, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Hinshaw, Chief Executive Officer of the Company and Gregg Budoi, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 7th day of November 2017.

/s/ MICHAEL HINSHAW
Michael Hinshaw
Chief Executive Officer

/s/ GREGG BUDOI
Gregg Budoi
Chief Financial Officer